Exhibit 99.1

[NORTHWESTERN CORPORATION LOGO]                                     News Release

Contacts:

Investors/Media:

Roger Schrum
605-978-2848
roger.schrum@northwestern.com


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                NORTHWESTERN CORPORATION NEGOTIATING TO ENTER NEW
                          $250 MILLION CREDIT FACILITY
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SIOUX FALLS, S.D. - Oct. 15, 2004 - NorthWestern Corporation announced today that it is negotiating to enter into a new $250 million secured credit facility ("New Credit Facility") consisting of a $125 million five-year revolving tranche (the "Revolver") and a $125 million seven-year term tranche (the "Term B Loan").

The Revolver will be used to replace existing letters of credit under the Company's current debtor-in-possession financing and for general corporate purposes. The Term B Loan will be used to repay a portion of the Company's current $390 million term loan credit facility that is agented by an affiliate of Credit Suisse First Boston. Consummation of the New Credit Facility is conditional on, among other things, entry of a final written order by the bankruptcy court confirming the Company's plan of reorganization, consummation of the Plan and emergence from bankruptcy.

The New Credit Facility is being arranged by Lehman Brothers and Deutsche Bank Securities.

About NorthWestern

NorthWestern Corporation (OTC Pink Sheets: NTHWQ) d/b/a NorthWestern Energy is one of the largest providers of electricity and natural gas in the Upper Midwest and Northwest, serving more than 608,000 customers in Montana, South Dakota and Nebraska.

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

On one or more occasions, we may make statements in this news release regarding our assumptions, projections, expectations, targets, intentions or beliefs about future events. All statements, other than statements of historical facts, included herein relating to management's current expectations of future performance, financial condition, continued growth, changes in economic conditions or capital markets and changes in customer usage patterns and preferences are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, which we refer to as


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NorthWestern to Enter New $250 Million Credit Facility
Oct. 15, 2004
Page 2


the Exchange Act, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Words or phrases such as "anticipates," "may," "will," "should," "believes," "estimates," `expects," "intends," "plans," "seeks," "predicts," "probable," "projects," "targets," "will likely result," "will continue" and similar expressions identify forward-looking statements. Forward-looking statements involve risks and uncertainties which could cause actual results or outcomes to differ materially from those expressed. We caution that while we make such statements in good faith and we believe such statements are based on reasonable assumptions, including without limitation, management's examination of historical operating trends, data contained in records and other data available from third parties, we cannot assure you that our projections will be achieved. Factors that may cause such differences include but are not limited to the following factors, as well as others that may not currently be deemed material by us:

Factors Relating to Our Bankruptcy

     o    our ability to successfully consummate our plan of reorganization;

     o our ability to obtain and maintain normal terms with vendors and service providers;

     o the potential adverse impact of the Chapter 11 case on our liquidity or results of operations;

     o    our ability to fund and execute our business plan;

     o the potential adverse impact of the Netexit Chapter 11 case on our liquidity;

     o our ability to avoid or mitigate an adverse judgment against us in that certain lawsuit seeking to recover assets or damages on behalf of Clark Fork and Blackfoot, L.L.C., one of our subsidiaries which we refer to as Clark Fork, filed by Magten Asset Management Corporation and Law Debenture Trust Company of New York, which we refer to as the QUIPs Litigation;

     o our ability to avoid or mitigate an adverse judgment against us in that pending litigation styled as McGreevey et al v. The Montana Power Company, the shareholder class action lawsuit relating to the disposition of the generating and energy-related assets by the entity formerly known as The Montana Power Company, excluding our acquisition of the electric and natural gas transmission and distribution business formerly held by The Montana Power Company entity, together with ERISA litigation regarding The Montana Power Company Employee Stock Ownership Plan and 401(k) plan, which has been settled pending approval by the Bankruptcy Court and the U.S. District Court in Montana where the litigation is pending;

     o our ability to avoid or mitigate an adverse judgment against us in the In Re NorthWestern Securities Litigation and Derivative Litigation relating to the restatement of our 2002 quarterly financial statements and other accounting and financial reporting matters, which has been settled pending approval by the U.S. District Court in South Dakota where the litigation is pending;

     o our ability to avoid or mitigate an adverse judgment against us in existing other shareholder and derivative litigation or any additional litigation and regulatory action, including the formal investigation initiated by the SEC, in connection with the restatement of our 2002 quarterly financial statements and other accounting and


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          financial reporting matters, any of which could have a material adverse effect on our liquidity, results of operations and financial condition;

General Factors

     o unscheduled generation outages, maintenance or repairs which may reduce revenues and increase cost of sales or may require additional capital expenditures or other increased operating costs;

     o our ability to operate pursuant to the terms of the instruments governing our debt;

     o unanticipated changes in usage, commodity prices or in fuel supply costs or availability due to higher demand, shortages, weather conditions, transportation problems or other developments, in combination with reduced availability of trade credit, may reduce revenues or may increase operating costs, each of which would adversely affect our liquidity;

     o adverse changes in general economic and competitive conditions in our service territories;

     o potential additional adverse federal, state, or local legislation or regulation or adverse determinations by regulators, including the final order of the Montana Public Service Commission, which we refer to as the MPSC, disallowing the recovery of $6.2 million of natural gas costs we incurred during the 2003 tracker year, and an interim order disallowing the recovery of approximately $4.6 million of natural gas costs during the 2004 tracker year, which has had and could continue to have a material adverse affect on our liquidity, results of operations and financial condition;

     o increases in interest rates, which will increase our cost of borrowing;

     o certain other business uncertainties related to the occurrence or threat of natural disasters, war, hostilities and terrorist actions;

     o    our ability to attract, motivate and/or retain key employees; and

     o    our ability to maintain an effective internal controls structure.

We have attempted to identify, in context, certain of the factors that we believe may cause actual future experience and results to differ materially from our current expectation regarding the relevant matter or subject area. In addition to the items specifically discussed above, our business and results of operations are subject to the uncertainties described under the caption "Risk Factors" which is a part of the disclosure included in Item 2 of our Quarterly Report on Form 10-Q entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations."

From time to time, oral or written forward-looking statements are also included in our reports on Forms 10-K, 10-Q and 8-K, Proxy Statements on Schedule 14A, press releases and other materials released to the public. Although we believe that at the time made, the expectations reflected in all of these forward-looking statements are and will be reasonable, any or all of the forward-looking statements in this news release, our Quarterly Reports on Forms 10-Q, reports on Forms 10-K and 8-K, our Proxy Statements on Schedule 14A and any other public statements that are made by us may prove to be incorrect. This may occur as a result of inaccurate assumptions or as a consequence of known or unknown risks and uncertainties. Many factors discussed in this news release, certain of which are beyond our control, will be


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Oct. 15, 2004
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important in determining our future performance. Consequently, actual results may differ materially from those that might be anticipated from forward-looking statements. In light of these and other uncertainties, you should not regard the inclusion of a forward-looking statement in this news release or other public communications that we might make as a representation by us that our plans and objectives will be achieved, and you should not place undue reliance on such forward-looking statements.

We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. However, your attention is directed to any further disclosures made on related subjects in our subsequent annual and periodic reports filed with the SEC on Forms 10-K, 10-Q and 8-K and Proxy Statements on Schedule 14A.


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